Exhibit 99.1

ITC Announces $150 Million Share Repurchase Program

NOVI, Mich., June 20, 2014 - ITC Holdings Corp. (NYSE: ITC) announced today that it has entered into an accelerated share repurchase program (ASR) with JPMorgan Chase Bank, National Association (“JPMorgan”) for up to $150 million of the company’s common stock.  The ASR is part of ITC’s board-approved share repurchase program authorizing the repurchase of up to $250 million through December 31, 2015, as originally announced on April 15, 2014.

“This ASR demonstrates ITC’s commitment to our balanced capital allocation strategy and how our model aligns the ability to invest and grow the business for the benefit of customers while also delivering value to investors,” said Joseph L. Welch, chairman, president and CEO.  “We remain focused on preserving our credit quality and financial flexibility to reinvest back in the business while also maintaining a strong balance sheet and delivering returns to investors.”

Under the terms of the ASR, ITC has agreed to repurchase up to $150 million of its common stock from JPMorgan in total with an initial delivery of approximately 2.9 million shares based on current market prices.  The final number of shares to be repurchased will be based on the volume-weighted average share price of the company’s common stock during the term of the transaction, which is expected to be completed by year-end 2014.

About ITC Holdings Corp.

ITC Holdings Corp. (NYSE: ITC) is the nation’s largest independent electric transmission company. Based in Novi, Michigan, ITC invests in the electric transmission grid to improve reliability, expand access to markets, lower the overall cost of delivered energy and allow new generating resources to interconnect to its transmission systems. ITC’s regulated operating subsidiaries include ITCTransmission, Michigan Electric Transmission Company, ITC Midwest and ITC Great Plains. Through these subsidiaries, ITC owns and operates high-voltage transmission facilities in Michigan, Iowa, Minnesota, Illinois, Missouri, Kansas and Oklahoma, serving a combined peak load exceeding 26,000 megawatts along 15,000 circuit miles of transmission line. Through ITC Grid Development and its subsidiaries, the company also focuses on expansion in areas where significant transmission system improvements are needed. For more information, please visit ITC’s website at www.itc-holdings.com. (ITC-itc-F)

Safe Harbor Statement

This press release contains certain statements that describe our management’s beliefs concerning future business conditions, plans and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “will,” “may,” “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable.  Such forward looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among others, the risks and uncertainties disclosed in our Form 10-K filed with the Securities and Exchange Commission.

Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong.  Forward-looking statements speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.

Investor/Analyst contact: Gretchen Holloway, 248-946-3595; gholloway@itctransco.com

Media contact: Robert Doetsch, 248-946-3493; rdoetsch@itctransco.com